EX.-12(b)(i)
                                 CERTIFICATIONS

I, Carl G. Verboncoeur, President of Rydex Dynamic Funds (the "Trust"), certify that:

     1. The Form N-CSR of the Trust (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

A signed original of this written statement required by Section 906 has been provided to the Trust and will be retained by the Trust and furnished to the Securities and Exchange Commission or its staff upon request.


Dated: September 5, 2006



                                                  /s/ Carl G. Verboncoeur
                                                  ------------------------------
                                                  Carl G. Verboncoeur, President

                                                                   EX.-12(b)(ii)
                                 CERTIFICATIONS

I, Nick Bonos, Vice President and Treasurer of Rydex Dynamic Funds (the "Trust"), certify that:

     1. The Form N-CSR of the Trust (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

A signed original of this written statement required by Section 906 has been provided to the Trust and will be retained by the Trust and furnished to the Securities and Exchange Commission or its staff upon request.


Dated: September 5, 2006



                                        By: /s/ Nick Bonos
                                        ----------------------------------------
                                        Nick Bonos, Vice President and Treasurer


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)               Rydex Dynamic Funds
            --------------------------------------------------------------------

By: (Signature and Title)* /s/ Carl G. Verboncoeur
    ----------------------------------------------------------------------------
                               Carl G. Verboncoeur, President

Date: September 5, 2006
      --------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)* /s/ Carl G. Verboncoeur
    ----------------------------------------------------------------------------
                               Carl G. Verboncoeur, President

Date: September 5, 2006
      --------------------------------------------------------------------------

By: (Signature and Title)* /s/ Nick Bonos
    ----------------------------------------------------------------------------
                               Nick Bonos, Vice President and Treasurer

Date: September 5, 2006
      --------------------------------------------------------------------------

*Print the name and title of each signing officer under his or her signature.